Accounts Payable and Accrued Expenses	12 Months Ended
Jan. 31, 2012
Accounts Payable and Accrued Liabilities [Abstract]
Accounts Payable and Accrued Expenses
ACCOUNTS PAYABLE AND ACCRUED EXPENSES
Accounts payable and accrued expenses as of January 31, 2012 and 2011 consist of:

	January 31,
	2012	2011
	(In thousands)
Accrued compensation and benefits	$59,219	$59,622
Accounts payable	58,156	51,553
Accrued legal, audit and professional fees	10,681	13,343
Accrued taxes-other than income taxes	12,073	8,900
Accrued commissions	4,954	7,511
Accrued contingent consideration	10,182	2,194
Other accrued expenses (1)	33,479	27,733
	$188,744	$170,856

(1)	Includes liabilities related to the Company’s 401(k) Plans.
Each of CTI and Verint maintains a 401(k) plan for its full-time employees. These plans allow eligible employees to elect to contribute up to 60% of their annual compensation, subject to the prescribed maximum amount. The respective company matches employee contributions at a rate of 50%, limited to a maximum annual matched contribution of $2,000 per employee. Employee contributions are always fully vested. The respective company’s matching contributions for each year vest on the last day of the calendar year providing the employee remains employed with the respective company on that day. The Company’s matching contributions to the 401(k) plan amounted to $1.5 million, $1.4 million, and $1.3 million for each of the fiscal years ended January 31, 2012, 2011 and 2010, respectively.